UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2021

BRAZIL MINERALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55191	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Vereador João Alves Praes nº 95-A

Olhos D’Água, MG 39398-000, Brazil

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

On December 29, 2021, Jason Baybutt, age 50, was appointed Chief Financial Officer, Principal Accounting Officer, and Treasurer of the Company. Mr. Baybutt has been the Chief Operating Officer of PubCo Reporting Solutions, Inc. since 2015 and has been providing financial, operational, strategic, and capital market advisory services to both private and public companies for over 20 years. Mr. Baybutt is Senior Vice President, Finance of Artelo Biosciences, Inc., a Nasdaq listed company, and director of Artelo Biosciences Corporation, a subsidiary of Artelo Biosciences, Inc. From July 2019 to September 2020, Mr. Baybutt also served as Chief Financial Officer and Corporate Secretary of Pepcap Resources, Inc., a TSXV listed company. Mr. Baybutt’s areas of specialty include financial reporting, business combinations, and acquisitions.

In consideration for his services as an officer of the Company, Mr. Baybutt will (i) receive cash compensation of $60,000 per annum; (ii) have the opportunity, based on performance, to earn additional annual $13,500 cash compensation in his first year; and (iii) have the opportunity, based on performance and certain corporate milestones, to earn a two-year option to purchase an amount of shares up to 1.00% of the then outstanding shares of. the Company’s common stock for an exercise price equal to the par value per share.

Except as disclosed herein, there are no arrangements or understandings between Mr. Baybutt and any other person pursuant to which he was selected as an officer, and Mr. Baybutt is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Baybutt and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL MINERALS, INC.

Dated: January 4, 2022	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer